UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2006

FREESCALE SEMICONDUCTOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32241	20-0443182
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6501 William Cannon Drive West, Austin, Texas 78735

(Address of principal executive offices, including zip code)

(512) 895-2000

(Registrant’s telephone number, including area code)

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 —Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On April 20, 2006, the Compensation and Leadership Committee (the “Committee”) of the Board of Directors of Freescale Semiconductor, Inc. (the “Company”) approved the forms of certain equity award documents, which contain the terms and conditions of awards to be granted to the Company’s executive officers under the Freescale Omnibus Incentive Plan of 2005. The Committee approved the forms of Time-Based Restricted Stock Unit Award Document, Performance-Based Restricted Stock Unit Award Document and Nonqualified Stock Option Award Document.

Restricted stock units awarded under the Time-Based Restricted Stock Unit Award Document will vest on each anniversary of the grant date in equal installments over a four-year period, and, when vested, will be paid in shares of Class A Common Stock.

The number of restricted stock units that may be earned under the Performance-Based Restricted Stock Unit Award Document will be based on the Company’s achievement of certain revenue targets during a performance period determined by the Committee. Restricted stock units earned under the Performance-Based Restricted Stock Unit Award Document will vest on each anniversary of the grant date in equal installments over a two-year period, and, when earned and vested, will be paid in shares of Class A Common Stock.

Stock options awarded under the Nonqualified Stock Option Award Document will vest on each anniversary of the grant date in equal installments over a four-year period. The exercise price will be equal to the fair market value of the Company’s Class A Common Stock on the date of grant and each stock option will have a term of seven years.

The form equity award documents provide for accelerated vesting in certain circumstances such as death, disability, retirement, and upon the occurrence of certain events in connection with a change in control of the Company. The descriptions above are qualified in their entirety by the form of equity award documents that are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3.

Section 9—Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Freescale Semiconductor, Inc. Omnibus Plan of 2005 – Form of Performance Based Restricted Stock Unit Award Document.

10.2	Freescale Semiconductor, Inc. Omnibus Plan of 2005 – Form of Time Based Restricted Stock Unit Award Document.

10.3	Freescale Semiconductor, Inc. Omnibus Plan of 2005 – Form of Non-qualified Stock Option Award Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR, INC.

By:	/s/ John D. Torres
Name:	John D. Torres
Title:	Senior Vice President, General Counsel and Secretary

Date: April 21, 2005.

Exhibit Index

Exhibit Number	Description
10.1	Freescale Semiconductor, Inc. Omnibus Plan of 2005 – Form of Performance Based Restricted Stock Unit Award Document.

10.2	Freescale Semiconductor, Inc. Omnibus Plan of 2005 – Form of Time Based Restricted Stock Unit Award Document.

10.3	Freescale Semiconductor, Inc. Omnibus Plan of 2005 – Form of Non-qualified Stock Option Award Document.